SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 22, 2004

                       First Cash Financial Services, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

        0-19133                                           75-2237318
        -------                                           ----------
(Commission File Number)                      (IRS Employer Identification No.)

             690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (817) 460-3947
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              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired. Inapplicable.

(b)   Pro Forma Financial Information. Inapplicable.

(c)   Exhibits. The exhibit listed below is furnished herewith.

      Exhibit Number                     Exhibit Description
      --------------                     -------------------

      99.1                               Press Release dated January 22, 2004

Item 12. Results of Operation and Financial Condition

      First Cash Financial Services, Inc. has reported its financial results for its year ended December 31, 2003. The Company's press release dated January 22, 2004 announcing the results is attached as Exhibit 99.1. All information in the press release is furnished but not filed.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 22, 2004                 FIRST CASH FINANCIAL SERVICES, INC.
                                        -----------------------------------
                                        (Registrant)

                                        R. DOUGLAS ORR
                                        ---------------------
                                        R. Douglas Orr
                                        Chief Accounting Officer


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